Exhibit 10.7

         NONQUALIFIED DEFERRED COMPENSATION PROGRAM

                  INCLUDING Section 401(k) TRANSFER

                     ADOPTION AGREEMENT

The Company named below hereby establishes a Nonqualified
Deferred Compensation Program for eligible Employees as provided in this Adoption Agreement and the Basic Program Document.

Note: This document contains a feature allowing Participants to elect to have their Deferrals and Company matching contributions cashed out or transferred into the Company's Cash or Deferred Plan annually at the end of each calendar year. In this connection, the plan year for the Cash or Deferred Plan must be the calendar year or this document may not be used.


I    Company Information

          (a)  Name and Address:

               RightCHOICE Managed Care, Inc.

               1831 Chestnut Street

               St. Louis, Missouri  63103-2275

          (b)  Telephone Number: 3 1 4 - 9 2 3 - 4 4 4 4 .

          (c)  Tax ID Number:      4 3 - 1 6 7 4 0 5 2 .

          (d)  Program Name:  RightCHOICE Managed Care, Inc.
               Amended and    Restated Non-employee Directors'
               Nonqualified Deferred
               Compensation Plan.


II   Definitions

          (a)  Affiliate

               [x]  Any "parent corporation" or "subsidiary
                    corporation" of RightCHOICE as those terms are defined in Code Sections 424(e) and (f).

          (b)  Benefit Distribution Date:

               [ ] First day of the Program Year following a Distributable Event.

               [x] During January of the Program Year following a Distributable Event.

               [x] Plan Administrator, in its discretion, may defer distribution for up to 24 months.

               *Benefits accrued on or before January 1, 1999 will be paid in accordance with a Participant's election as in effect prior to that date.


          (c)  Board:

               [x]  The Board of Directors of RightCHOICE Managed Care, Inc.

          (d)  Change in Control:

               [x] A "change in the ownership" of RightCHOICE, a "change in the effective control" of RightCHOICE, or a "change in the ownership of a substantial portion of the assets" of RightCHOICE, as such terms are defined in the Proposed Regulations under Code Section 280G.

          (e)  Compensation:

               [x] For purposes of the Basic Plan Document and this Adoption Agreement, the term
                    "Compensation" means the Retainer Fees and the Meeting Fees earned by a Participant.

          (f)  Distributable Event:

               The following Distributable Events are in addition to those listed at paragraph 6.2 of the Basic
               Program Document.

               [ ] Upon completion of _______ Years of Service determined with reference to the Employee's date of hire.

               [ ]  Other as follows:  _____________________________________

                    ________________________________________________________

          (g)  Effective Date:

               New Program:   The Program shall be effective as
               of ________________ .

               Amended Program: Except as otherwise provided herein, the amended provisions of the Program shall be effective as of February 1, 1998.

          (h)  Employee:

               [x]     For purposes of the Basic Program
                       Document and this Adoption Agreement, the term "Nonemployee Director" shall be substituted for the term "Employee." The term "Nonemployee Director" shall mean any person serving on the Board who is not an employee of RightCHOICE or of any Affiliates.

          (i)  Entry Date:

               [ ] The Effective Date of the Program. This option applies only to those Employees who satisfy the eligibility requirements of
                    Article II of the Basic Program Document on the Effective Date of the Program. If this option is chosen, the period of service upon which deferrals are based shall commence with the first payroll period subsequent to the deferral election and the Effective Date of the Program.

               [ ] First day of the month following the date on which the Employee satisfies the Program's eligibility requirements.

               [ ] First day of the calendar quarter following the date on which the Employee satisfies the Program's eligibility requirements.

               [x]  Upon completion of an initial Deferral
                    Agreement.

          (j)       Meeting Fees:

               [x]  All compensation (excluding Retainer
                    Fees) paid by RightCHOICE, or any Subsidiary thereof, to a Nonemployee Director for his attendance at Board meetings and Board committee meetings, meetings of the Board of Directors of a Subsidiary or committee meetings of the Board of Directors of a Subsidiary. Meeting fees are divided into two subgroups: Called Board Meeting Fees and Committee Meeting Fees.

          (k)  Retainer Fees:

               [x]  The annual compensation paid by
                    RightCHOICE or any Subsidiary to a
                    Nonemployee Director for service as a member of the Board or as a member of the Board of Directors of a Subsidiary.

          (l)  RightCHOICE:

               [x]  RightCHOICE Managed Care, Inc., a Missouri corporation.

          (m)  Subsidiary:

               [x] HMO Missouri, Inc. (BlueCHOICE), Healthy Alliance Life Insurance Co., Health Benefit Alliance, Inc., Pension Associates Incorporated, Diversified Life Insurance Agency and other corporations in which RightCHOICE should acquire and own more than 50% of the voting stock or more than 50% of the voting power.

          (n)  Valuation Date (select one):

               [x]  Daily

               [ ]  As of the last day of each Month

               [ ]  As of the last day of each calendar Quarter

               [ ]  As of June 30 and December 31

               [ ]  December 31


III  Eligibility Requirements (select one)

          (a)  Age, Service and Compensation:

               [ ] An Employee shall be eligible to participate upon attaining age _____ and having completed _____ Years of Service with the Company provided that the Employee's anticipated annualized Compensation for the current Program Year is greater than $___________ .

          (b)  Nomination By Board:

               [ ] An Employee shall be eligible to participate upon being named an eligible Employee by resolution of the Board of Directors of the Company.


IV   Employee Deferrals

          (a)  Percentage of Compensation (select one or more):

               [x]  100% of a Participant's Retainer Fees.

               [x]  100% of a Participant's Committee Meeting Fees.

               [x]  100% of a Participant's Board Meeting Fees.

               [ ] Up to ____% of a Participant's Compensation in excess of the limitation on Compensation permitted under Code 401(a)(17), as indexed.

               [ ] A Participant's deferrals shall be limited to a maximum of $___________ for each Program Year.

          (b)  Dollar Amount:

               [ ]  A dollar amount specified by a
                    Participant from a minimum of $________ to a maximum of $_________ with respect to each Program Year.


V    Company Match

          Note: The matching contribution provisions of this Program must be the same or more liberal than those contained in the Cash or Deferred Plan to coordinate with the cashout/transfer provisions of this Program.

          (a) The Company's matching contribution shall be determined in accordance with one or more of the following methods:

               [ ] The Company shall contribute and allocate to each eligible Participant ______ % of such Participant's Deferrals.

               [ ] The Company shall contribute and allocate to each eligible Participant ______ % of the first _______% of such Participant's Deferrals, plus ______ % of the next ______ % of such Participant's Deferrals, plus _______% of the next ______ % of such Participant's Deferrals.

               [ ] An amount determined in the discretion of the Company. Such matching contribution shall be allocated to eligible Participants in proportion to their Deferrals for the Program
                    Year.

          (b)  Limitations (select one or more):

               [ ]  The matching contribution shall not exceed
                    $____________  for any Participant.

               [ ] The Company shall not match any Deferral in excess of ______ % of the Participant's
                    Compensation.

               [ ] The Company's matching contribution shall be payable from its net profit for the applicable Program Year.

          (c)  Eligibility For Match (select one or more):

               [ ] All Participants who have made deferrals under this Program for the Program Year.

               [ ] Participants employed on the last day of a Program Year for which a matching contribution is made.

          (d)  Cashout Amount (select one):

               If a Participant elects to cash out his or her Deferrals for a Program Year, the Administrator shall take the following action with respect to any Company matching contribution attributable to such Deferral:

               [ ] The Company matching contribution shall be distributed to the Participant along with the Deferral.

               [ ] The Company matching contribution shall be retained in the Program as part of the Participant's account and shall be administered as provided by the Program.


VI   Company Discretionary

          (a)  Amount (select one or more):

               [ ]  An amount determined in the discretion of the Company.

               [ ]  An amount determined by the following formula:

                    ______________________________________________________

          (b)  Allocation Formula (select one):

               [ ] Contributions are allocated in proportion to each eligible Participant's Compensation.

               [ ]  Other as follows:  ___________________________________

                                       ___________________________________

          (c) Eligibility For Allocation (select one or more):

               [ ] All Participants employed at any time during a Program Year for which a contribution is made.

               [ ] Participants employed on the last day of a Program Year for which a contribution is made.



VII  Vesting

     Participants shall always have a fully vested and nonforfeitable right to benefits attributable to Deferrals made under the Program. Participants shall acquire a vested interest in benefits attributable to Company discretionary and matching contributions as follows:

          [ ] Participants shall be fully vested in [ ] Company [ ] Discretionary and [ ] Matching contributions.

          [ ] A Participant's vested benefit shall be determined from the following schedule:

                                     Percentage Vested
               Credited Service    Discretionary  Matching
               Less than one year       ____ %     ____ %
                      One year          ____ %     ____ %
                      Two years         ____ %     ____ %
                      Three years       ____ %     ____ %
                      Four years        ____ %     ____ %
                      Five years        ____ %     ____ %
                      Six years         ____ %     ____ %
               Seven or more years      ____ %     ____ %


VIII Participant Accounts

          Each Participant Account shall be reduced by its pro rata share for the relevant period, of:

          [ ]  Program administrative expenses .

          [ ] Income taxes paid by the Company attributable to the Program.

IX   Investment Preference

          Participants [x] shall [ ] shall not be permitted to indicate investment preferences for their [x] Deferrals and [ ] Company contributions. If preferences are permitted, Participants shall be authorized to submit a nonbinding request to change an existing investment preference [ ] daily [x] monthly or [ ] quarterly.

          To the extent a Participant elects to receive his Deferrals under the Plain in Company stock, the Company will establish and maintain a separate subaccount under the Plan. No Company stock will be held in trust by INVESCO.


X    Form Of Payment (select one or more)

          [x]  Lump sum.

          [x] Installment payments. In the sole discretion of the Administrator, a Participant's benefits may be paid as follows:

                    [ ]  monthly installment payments over a
                         period of ________ years.

                    [ ]  quarterly installment payments over a
                         period of ________ years.

                    [x]  annual installment payments over a
                         period of up to five (5) years.


XI   Miscellaneous

          If a Participant becomes entitled to a distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Company, then the Company, in its discretion may offset such amount owed to it against the amount of benefits otherwise distributable.

          Any dispute between a Participant and the Company as to the interpretation or application of the provisions of the Plan or a Deferral Agreement and the amounts payable hereunder shall be determined by binding arbitration before a single arbitrator in St. Louis, Missouri in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction.

XII  Signature

          This Adoption Agreement and Basic Program Document were adopted by the Company the 4th day of Sept. 1998

          Signed for the Company by: John O'Rourke

          Title of Individual: CEO

          Signature: /s/ John O'Rourke